SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

September 28, 2009

(Date of earliest event reported)

WEYERHAEUSER COMPANY

(Exact name of registrant as specified in charter)

Washington	1-4825	91-0470860
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification
incorporation or		Number)
organization)

Federal Way, Washington 98063-9777

(Address of principal executive offices)
(zip code)

Registrant’s telephone number, including area code:
(253) 924-2345

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 8.01.  Other Events
Item 9.01.  Financial Statements and Exhibits
SIGNATURES
EXHIBIT 1.1
EXHIBIT 4.1
EXHIBIT 4.2
EXHIBIT 99.1
EXHIBIT 99.2

ITEM 8.01.  OTHER EVENTS

On September 28, 2009, Weyerhaeuser Company (“Weyerhaeuser”) entered into an Underwriting Agreement with Morgan Stanley & Co. Incorporated, Deutsche Bank Securities Inc. and J.P. Morgan Securities Inc., as the representatives of the several underwriters named on Schedule I thereto (the “Underwriters”), pursuant to which Weyerhaeuser agreed to issue and sell to the Underwriters $500,000,000 in aggregate principal amount of its 7.375% Notes due 2019 (the “Notes”).  The public offering price of the Notes was 99.145% of the principal amount, plus accrued interest, if any.  The net proceeds from the offering will be approximately $490,725,000.00 after deducting underwriting discounts and estimated offering expenses.  Weyerhaeuser intends to use the net proceeds for general corporate and operational purposes, which may include, but are not limited to, working capital, capital expenditures and the repayment or repurchase of outstanding indebtedness.

The Underwriting Agreement contains customary representations, warranties and agreements by Weyerhaeuser, and customary conditions to closing, indemnification obligations of Weyerhaeuser and the Underwriters, including for liabilities under the Securities Act of 1933, other obligations of the parties and termination provisions.

The Notes will be sold pursuant to Weyerhaeuser’s automatic shelf registration statement on Form S-3 (Registration No. 333-159748) under the Securities Act of 1933.  Weyerhaeuser has filed with the Securities and Exchange Commission a final prospectus supplement, dated September 28, 2009 (the "Prospectus Supplement"), together with the accompanying prospectus dated June 4, 2009, relating to the offering and sale of the Notes.

For a complete description of the terms and conditions of the Underwriting Agreement, the Officers’ Certificate establishing the form and terms of the Notes, and the Notes, please refer to the Underwriting Agreement, the form of the Officers’ Certificate and the form of Note, each of which is incorporated herein by reference and attached to this Current Report on Form 8-K as Exhibits 1.1, 4.1 and 4.2, respectively.  In addition, for a complete description of the terms and conditions of the Assumption Agreement dated as of January 1, 2009, and the Assignment and Assumption Agreement dated as of October 1, 2009 to be entered into in connection with the offering of the Notes, each of which are discussed in the Prospectus Supplement, please refer to the Assumption Agreement and the form of Assignment and Assumption Agreement which are incorporated herein by reference and attached to this Current Report on Form 8-K as Exhibits 99.1 and 99.2, respectively.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

1.1           Underwriting Agreement dated September 28, 2009 between Weyerhaeuser Company and Morgan Stanley & Co. Incorporated, Deutsche Bank Securities Inc. and J.P. Morgan Securities Inc., as representatives of the several underwriters

4.1           Form of 7.375% Note due 2019.

4.2           Form of Officers’ Certificate, dated October 1, 2009, establishing the terms and form of the 7.375% Note due 2019.

99.1         Assumption Agreement dated as of January 1, 2009 between Weyerhaeuser Company and Weyerhaeuser NR Company.

99.2         Form of Assignment and Assumption Agreement dated as of October 1, 2009 between Weyerhaeuser Company and Weyerhaeuser NR Company.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEYERHAEUSER COMPANY

By	/s/ Jeanne Hillman
Its:	Vice President and
Chief Accounting Officer
Date:  October 1, 2009